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                                                                    Exhibit 10.1

                                AMENDMENT TO THE
                             SECOND AMENDMENT TO THE
                          MANAGEMENT SERVICES AGREEMENT

         This Amendment to the Second Amendment to the Management Services Agreement is effective as of the 26th day of September, 2003, by and between Luminex Corporation, a Delaware corporation (the "Company") and Thomas W. Erickson ("Erickson").

         WHEREAS, the Company and Erickson entered into a Second Amendment (the "Second Amendment") to the Management Services Agreement, dated August 12, 2002, by and between the Company and Erickson;

         WHEREAS, Section 3 of the Second Amendment did not accurately reflect the intention of the Board of Directors of the Company with respect to an option for the purchase of common stock of the Company granted to Erickson in connection with his continuing service to the Company;

         WHEREAS, in order to accurately reflect the intention of the Board of Directors of the Company with respect to options granted to Erickson pursuant to the Second Amendment, the Company and Erickson desire to execute this Amendment;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Erickson, intending to be legally bound, hereby agree as follows:

                  1. Section 3 of the Second Amendment is amended by deleting the phrase "the Effective Date" and replacing such phrase with "August 7, 2003. "

         All other terms of the Second Amendment shall continue and all capitalized terms not otherwise defined will have such meaning as set forth in the Second Amendment.

         IN WITNESS WHEREOF, this Amendment is executed by the parties as of the effective date set forth above.

                                           LUMINEX CORPORATION

                                           By: /s/ HARRISS T. CURRIE
                                               ---------------------------------

                                           Title: Acting Chief Financial Officer

                                           /s/ THOMAS W. ERICKSON
                                           -------------------------------------
                                           Thomas W. Erickson

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